Q2 2017 EARNINGS CALL OTC: MOMT November 14th, 2016 DALLAS / LONDON Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 1

SAFE HARBOR PROVISION This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q’s as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events. Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 2

BUSINESS UPDATE 3 Operational Overview Business Highlights Operating Environment Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN

NAME CHANGE COMPLETE Ticker Symbol Changed MOMT New Website www.MoneyOnMobile.in Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 4 Providing Clearer Picture of Our Business

AGENT ASSISTED TRANSACTIONS 5 Digital Money 326,401 Retail Stores Enabled On MoneyOnMobile Payment Network Earns Revenue from MoneyOnMobile for Assisting Consumers with Financial Transactions 188 Million Indian Mobile Phone Users Served to Date Saves Consumers Time and Money Cash $855 Million USD Processed Volume Over the Trailing Twelve Months Data through Sept 30, 2016 Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN

FINANCIAL TRANSACTIONS SUPPORTED 6 Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN Domestic Remittance (P2P) Satellite Television Travel Tickets eCommerce Utility Payments Mobile Airtime Cash Collection Insurance* Cash Out* * In Trials Digital Locker*

REGULATORY CHANGES Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 7 Removing Black Money From Circulation Images Source: http://govtnic.in/ Old Notes New Notes

OUR SERVICES IN ACTION Monday, 14 November 2016 8 HTTP://INVESTORS.MONEYONMOBILE.IN Domestic Remittance Confirmation

OUR SERVICES IN ACTION Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 9 Money Transfer in Arunachal Pradesh

FINANCIAL EMPOWERMENT Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 10 Kalighat Society Training Kicked Off

MANAGEMENT TEAM Monday, 14 November 2016 11 Jim McKelvey Director (USA) Co-founder of Square, one of the fastest growing technology companies in the US Harold Montgomery CEO (USA) Stanford University MBA, 1985 Started in payments in 1987 Strategic Relationships (India) 12 years of experience in payment space with Easy Bill, & FinoPaytech Vimal Dhar Will Dawson EVP Mobile Money (USA) COO, MasterCard Mobile Money JV Launched Mobile Money in Egypt & Turkey Scott Arey CFO (USA) Stanford University BA, 1984 10 years Bank of America Group CFO Jolly Mathur Founder and Director (India) 25 years of experience building businesses including Value Added Services in the Telecom Sector Founder and President (India) Alumni of IIM Lucknow with over 20 years of experience out of which 7 years in payment space Ranjeet Oak Shailesh Narang CFO (India) Qualified Chartered Accountant since Nov 1984 with 37th Rank in All India CA Exams Rajat Sharma Founder and Director (India) 18 years of experience in the fields of Telecom and IT. Launched Motorola’s wireless products in India HTTP://INVESTORS.MONEYONMOBILE.IN

FINANCIAL OVERVIEW 12 Selected Financial Overview Processing Volume Trend Revenue Trend Margin Trend Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN

Full Year Financial Performance Amounts Shown in US$ millions Q2-to-Q2 Growth Q2 2017 Q2 2016 As Reported Currency Neutral Net Revenue $ 1.08 $ 1.44 -25% -22% Total Cost of Revenues 0.49 0.77 -35% -33% Gross Profit 0.59 0.68 -13% -9% Gross Profit Margin 54.2% 46.9% 7.3 ppts 7.3 ppts Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 13 Note: Figures may not sum due to rounding.

PROCESSING VOLUME TREND QUARTERLY PROCESSING VOLUMES  10% Decline in Q2 `17 Processing Volume over Q2 `16  Team Focused on Margin Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 14 Currency conversion for Processing Volume done a constant exchange rate of 66 Indian Rupees to the US Dollar. $52 $56 $67 $108 $154 $216 $276 $224 $140 $- $50 $100 $150 $200 $250 $300 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 Mi lli on s

REVENUE TREND QUARTERLY REVENUES IN US$  25% Decline in Q2 `17 Revenue over Q2 `16 Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 15 $1.5 $1.7 $1.7 $1.3 $1.4 $1.6 $2.0 $1.4 $1.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 Mi lli on s

MARGIN TREND QUARTERLY GROSS MARGIN IN US$  Q2 `17 Gross Margin was 54% up 7.3 ppts over Q2 `16 Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 16 38% 35% 41% 41% 47% 55% 41% 53% 54% 0% 10% 20% 30% 40% 50% 60% 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2

LOOKING AHEAD 17 Q3 2017 Thoughts Upcoming Changes Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN

Q2 2017 EARNINGS CALL OTC: MOMT Monday, 14 November 2016 HTTP://INVESTORS.MONEYONMOBILE.IN 18